Earnings Call Presentation 4th Quarter 2015 February 22, 2016 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the possible separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com. The guidance in this presentation is only effective as of the date given, February 22, 2015, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2015 is used for all currency translations in 2015 and prior years. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, separation costs and other large unusual items. We also remove the non-cash impact of our U.S. Pension Plan. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2015 guidance, and 2015 and 2014 results, which are based on the expected full year historical tax rate. What Items Are Adjusted Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes

Key Metrics – Fourth Quarter 2015 2015 2014 Variance Net Sales (1) $600 $588 2.1% Operating Income (2) 44 50 (13.3%) % of Sales 7.3% 8.6% (130 bps) EBITDA 76 81 (6.4%) % of Sales 12.7% 13.8% (110 bps) Earnings Per Share (3) $0.27 $0.41 (34.1%) Free Cash Flow 4 49 (92.9%) Net Debt 758 857 (99) ROIC(4) 4.7% 7.6% (290 bps) As reported Net Sales: $577 million in 2015 and $587 million in 2014 As reported Operating Income: $9 million in 2015 and $36 million in 2014 As reported EPS: ($0.21) in 2015 and $0.19 in 2014 Unadjusted

Fourth Quarter 2015 vs. PY– Adjusted EBITDA to Reported Net Income 2015 2014 V EBITDA– Adjusted $76 $81 ($5) Depreciation and Amortization (32) (31) (1) Operating Income – Adjusted $44 $50 ($6) Non-cash Impact of U.S. Pension 6 - 6 Separation Expenses 18 - 18 Cost Reduction Initiatives 8 2 6 Impairment - 10 (10) Foreign Exchange Movements 3 2 1 Operating Income – As Reported $9 $36 ($27) Interest/Other (Expense) (19) (12) (7) EBT ($10) $24 ($34) Tax (Expense) (1) (13) 12 Net Income ($11) $11 ($22)

Fourth Quarter Sales and EBITDA by Segment – 2015 vs. Prior Year

On a comparable foreign exchange basis sales increased 1% as favorable price and mix performance offset volume declines in emerging markets. Sales in the Americas on a comparable foreign exchange basis were up 2.5% as volume, mix and price all improved over the prior year period Continued sales growth momentum in Architectural Specialties Reflects impact of prior price increases and favorable mix Driven by lower volumes in emerging markets Reflects the benefit of lower freight and energy costs and productivity in the Americas and Pacific Rim Reflects higher earnings from our WAVE joint venture Higher SG&A to support go-to-market investments in the U.S. Building Products Fourth Quarter Results Delivered record fourth quarter adjusted EBITDA Key Highlights Q4 2014 Adjusted EBITDA $ 76M Price & Mix 4 Volume (3) Manufacturing & Input Costs 3 WAVE 3 SG&A (5) Q4 2015 Adjusted EBITDA $ 78M

On a comparable foreign exchange basis sales increased 4% driven by volume growth across both regions and favorable mix; more than offsetting unfavorable price Reflects modest pricing pressure although less than the related input cost benefit and unfavorable mix in the Pacific Rim Volume growth across both regions Reflects the benefit of favorable input costs, partially offset by LVT startup expenses Higher SG&A expense to support go-to-market initiatives Resilient Fourth Quarter Results Investments and unfavorable price and mix drive margin performance Key Highlights Q4 2014 Adjusted EBITDA $ 21M Price & Mix (5) Volume 2 Manufacturing & Input Costs 3 SG&A (14) Q4 2015 Adjusted EBITDA $ 7M

On a constant currency basis sales increased 3% as higher volumes more than offset unfavorable price and mix Some price compression, although less than input cost benefit, partly offset by favorable mix Reflects the benefit of favorable input costs Increased SG&A to support go-to-market investments Wood Fourth Quarter Results Favorable input costs and volumes growth drive margin improvement Key Highlights Q4 2014 Adjusted EBITDA $ (4M) Price & Mix (1) Volume 3 Manufacturing & Input Costs 16 SG&A (2) Q4 2015 Adjusted EBITDA $ 12M

EBITDA Bridge – Fourth Quarter 2015 vs. Prior Year

Free Cash Flow – Fourth Quarter 2015 vs. Prior Year * Prior year included $24 million benefit associated with the closing of intercompany loan hedges

Key Metrics – Full Year 2015 2015 2014 Variance Net Sales (1) $2,492 $2,493 (0.0%) Operating Income (2) 270 272 (0.7%) % of Sales 10.8% 10.9% (10 bps) EBITDA 391 390 0.2% % of Sales 15.7% 15.6% 10 bps Earnings Per Share (3) $2.25 $2.38 (5.4%) Free Cash Flow 102 64 60.7% As reported Net Sales: $2,420 million in 2015 and $2,515 million in 2014 As reported Operating Income: $187 million in 2015 and $239 million in 2014 As reported EPS: $0.94 in 2015 and $1.83 in 2014 Unadjusted

Full Year Sales and EBITDA by Segment – 2015 vs. Prior Year

EBITDA Bridge – Full Year 2015 vs. Prior Year ($18) $8 ($7) $2

Free Cash Flow – Full Year 2015 vs. Prior Year * Prior year included $24 million benefit associated with the closing of intercompany loan hedges

Separation Costs Full Year Total 2015 2016 Expense 34 34 68 Cash (including capital expense) 27 59 86 Capital Expense 9 9 18

Appendix

Full Year 2015 vs. PY– Adjusted EBITDA to Reported Net Income 2015 2014 V EBITDA– Adjusted $391 $390 $1 Depreciation and Amortization (121) (118) (3) Operating Income – Adjusted $270 $272 ($2) Non-cash Impact of U.S. Pension 25 1 24 Separation Expenses 34 - 34 Multilayered Wood Flooring Duty 4 - 4 Cost Reduction Initiatives 7 14 (7) Impairment - 13 (13) Foreign Exchange Movements 13 5 8 Operating Income – As Reported $187 $239 ($52) Interest/Other (Expense) (63) (54) (9) EBT $124 $185 ($61) Tax (Expense) (71) (83) 12 Net Income $53 $102 ($49)

Consolidated Results Fourth Quarter 2015 Reported Comparability(1) Adjustments Fx(2) Adj 2015 Adjusted 2014 Reported Comparability(1) Adjustments Fx(2) Adj 2014 Adjusted Net Sales 577 - 23 600 587 - 1 588 Operating Income 9 32 3 44 36 12 2 50 EPS ($0.21) $0.44 $0.04 $0.27 $0.19 $0.20 $0.02 $0.41 Full Year 2015 Reported Comparability(1) Adjustments Fx(2) Adj 2015 Adjusted 2014 Reported Comparability(1) Adjustments Fx(2) Adj 2014 Adjusted Net Sales 2,420 - 72 2,492 2,515 - (22) 2,493 Operating Income 187 70 13 270 239 28 5 272 EPS $0.94 $1.18 $0.13 $2.25 $1.83 $0.50 $0.05 $2.38 See earnings press release and 10-K for additional detail on comparability adjustments Eliminates impact of foreign exchange movements

Segment Operating Income (Loss) Fourth Quarter 2015 Reported Comparability(1) Adjustments 2015 Adjusted 2014 Reported Comparability(1) Adjustments 2014 Adjusted Building Products 51 8 59 55 3 58 Resilient Flooring (1) 1 0 16 (1) 15 Wood Flooring 8 1 9 (19) 12 (7) Unallocated Corporate (Expense) Income (49) 25 (24) (16) - (16) Full Year 2015 Reported Comparability(1) Adjustments 2015 Adjusted 2014 Reported Comparability(1) Adjustments 2014 Adjusted Building Products 265 10 275 265 5 270 Resilient Flooring 42 5 47 62 4 66 Wood Flooring (2) 19 8 27 (15) 22 7 Unallocated Corporate (Expense) Income (139) 60 (79) (72) 1 (71) Eliminates impact of foreign exchange movements and other discrete items; see earnings press release and 10-K for additional detail. Includes a $4 million charge recorded in the second quarter of 2015 resulting from new duty rates assigned by the U.S. Department of Commerce on multilayered wood importers and a $1 million gain recorded in the second quarter of 2014 related to a refund of previously paid duties on imports of engineered wood flooring.

Cash Flow Fourth Quarter Full Year ($ millions) 2015 2014 2015 2014 Net cash from operations $60 $98 $204 $209 Net cash (used for) investing (56) (52) (102) (149) Add back (subtract) adjustments to reconcile to free cash flow Net cash effect from deconsolidation of European Flooring business - 4 - 4 Other - (1) - - Free Cash Flow $4 $49 $102 $64 Cash flow includes cash flows attributable to the European flooring business